UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         MARCH 20, 2007
                                                --------------------------------


                              SEACOR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


            DELAWARE                    1-12289                 13-3542736
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)



    2200 ELLER DRIVE, FORT LAUDERDALE, FLORIDA                  33316
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     (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code        (954) 523-2200
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE.

                  On March 20, 2007, SEACOR Holdings Inc. (the "Company") announced that its Board of Directors has increased by $65.2 million its authorization for repurchases pursuant to its previously announced securities repurchase program. With this increase, the Company has approximately $75 million available for such purchases. The securities covered by the repurchase program include the Company's common stock, its 7.2% senior notes due 2009, its 5 7/8% senior notes due 2012, its 2.875% convertible senior debentures due 2024, and the 9 1/2% senior notes due 2013 of Seabulk International, Inc., a wholly-owned subsidiary. The repurchase of securities may be conducted from time to time through open market purchases, privately negotiated transactions or otherwise depending on market conditions. On March 20, 2007, the Company issued a press release announcing its increased authorization for repurchases. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits

Exhibit No.       Description
-----------       -----------

99.1 Press Release of SEACOR Holdings Inc., dated March 20, 2007, reporting SEACOR Holdings Inc.'s increased authorization for repurchases.













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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SEACOR HOLDINGS INC.

Date: March 21, 2007                       By: /s/ Richard Ryan
                                               ---------------------------------
                                               Name: Richard Ryan
                                               Title: Senior Vice President and
                                                      Chief Financial Officer




















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
                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

99.1 Press Release of SEACOR Holdings Inc., dated March 20, 2007, reporting SEACOR Holdings Inc.'s increased authorization for repurchases.

























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